MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
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Effective April 1, 2002, the annual  operating  expense charge deducted from the
Institutional Funds' assets will be decreased to the rate of the Funds' investment advisory fees. The accrual for other expenses of the Funds will be set at 0%. As a result, the charge for the Funds' net expenses, after expense reimbursements, will be equal to the charge for the advisory fees set forth below, stated as a percentage of average net assets.

           INSTITUTIONAL FUND                                  ADVISORY FEE

            Equity Index Fund                                      .13%

            All America Fund                                       .50%

            Mid-Cap Equity Index Fund                              .13%

            Aggressive Equity Fund                                 .85%

            Bond Fund                                              .45%

            Money Market Fund                                      .20%

Mutual of America Capital Management Corporation (the "Adviser"), the investment adviser for the Institutional Funds, has contractually agreed for the period April 1, 2002 through December 31, 2002 to limit each Fund's total expenses (excluding taxes, brokerage commissions and any extraordinary expenses) as a percentage of average net assets to the Fund's advisory fee. The Adviser's reimbursement obligation will continue for each following calendar year unless the Adviser gives notice of termination to the Institutional Funds at least two weeks before the next year begins.

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Supplement, dated April 1, 2002
to Prospectus, dated May 1, 2001